SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Cash Management, Inc.

The Board of Directors of Waddell & Reed Advisors Cash Management, Inc.
(Fund), at a regular meeting of the Board of Directors held on May 15,
2002, approved the deletion of the following Operating Policy from the list of non-fundamental investment restrictions for the Fund:

   The Fund does not intend to invest more than 50% of its total assets in Section 4(2) paper determined to be liquid in accordance with guidelines adopted by the Board of Directors.

To be attached to the cover page of the Statement of Additional Information dated December 28, 2001 for Waddell & Reed Advisors Cash Management, Inc.

This Supplement is dated May 20, 2002.